                                                                    EXHIBIT 10.7

                FIRST AMENDMENT TO THE STOCK EXCHANGE AGREEMENT

          This FIRST AMENDMENT TO THE STOCK EXCHANGE AGREEMENT ("FIRST AMENDMENT") is entered into as of the ____ day of February, 1999, by and among ONEMAIN.COM, INC., a Delaware corporation formerly named U.S. Internet Providers, Inc. (the "ACQUIRER"), D&E SUPERNET, INC., a Delaware corporation ("TARGET"), and the SHAREHOLDERS OF TARGET listed on the signature page hereof (collectively, the "TRANSFERORS"). The Acquirer, Target and the Transferors are referred to herein individually as a "PARTY" and collectively as the "PARTIES."

          WHEREAS, the Parties entered into the Stock Exchange Agreement dated December 21, 1998 (the "AGREEMENT"), the Parties hereto desire to amend the Agreement.

          WHEREAS, Supernet Interactive Services, Inc. distributed to its three shareholders its ownership interest in D&E Supernet, Inc. and then merged into D&E Supernet, Inc.

          NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth, the parties do hereby agree as follows:

          1. DEFINITIONS. Capitalized terms used herein and not defined herein shall have the meanings ascribed to such terms in the Agreement, as amended by this First Amendment.

          2.   SECTION 2.2.  The amount of Funded Indebtedness referred to in
Section 2.2 of the Agreement shall be calculated BASED ON E&Y'S DECEMBER 31,
-----------
1998, AUDIT OF THE TARGET AND TARGET'S GOOD FAITH ESTIMATE PRIOR TO CLOSING OF TARGET'S FUNDED INDEBTEDNESS AS OF MARCH 15, 1999. TO THE EXTENT THE ACTUAL FUNDED INDEBTEDNESS AS OF THE CLOSING DATE, AS DETERMINED BY E&Y AFTER THE CLOSING DATE, DIFFERS FROM THE FUNDED INDEBTEDNESS ESTIMATED BY TARGET, ANY ADJUSTMENTS REQUIRED BY THE AGREEMENT SHALL BE ADDED TO OR SUBTRACTED FROM THE CASH ESCROW.

          3.   SECTION 2.3.  Section 2.3 of the Agreement should be deleted in
                             -----------
its entirety and replaced by the following:

     NET WORTH ADJUSTMENT. THE CASH PORTION OF THE TRANSFER CONSIDERATION SHALL
     --------------------
BE ADJUSTED DOWNWARD ON A DOLLAR-FOR-DOLLAR BASIS BY THE AMOUNT BY WHICH THE NET WORTH OF TARGET IS LESS THAN $201,052 AS OF THE CLOSING DATE. THE NET WORTH OF TARGET AS OF THE CLOSING DATE SHALL BE BASED ON E&Y'S DECEMBER 31, 1998, AUDIT OF THE TARGET AND TARGET'S GOOD FAITH ESTIMATE PRIOR TO CLOSING OF TARGET'S NET WORTH AS OF MARCH 15, 1999. TO THE EXTENT THE ACTUAL NET WORTH AS OF THE CLOSING DATE, AS DETERMINED BY E&Y AFTER THE CLOSING DATE, DIFFERS FROM THE NET WORTH ESTIMATED BY TARGET, THE DIFFERENCE SHALL BE ADDED TO OR SUBTRACTED FROM THE CASH ESCROW.
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          4.   ESCROW AGREEMENT.  THE FORM OF ESCROW AGREEMENT ATTACHED TO THE
AGREEMENT AS EXHIBIT A SHALL BE DELETED IN ITS ENTIRETY AND REPLACED BY THE
             ---------
ESCROW AGREEMENT ATTACHED HERETO AS EXHIBIT A.
                                    ---------

          5. JOINDER TO REGISTRATION RIGHTS AGREEMENT. THE JOINDER TO THE REGISTRATION RIGHTS AGREEMENT ATTACHED TO THE AGREEMENT AS EXHIBIT F SHALL BE
                                                           ---------
DELETED IN ITS ENTIRETY AND REPLACED BY THE JOINDER AGREEMENT ATTACHED HERETO AS EXHIBIT B.
---------

          6. OPINION LETTER. THE FORM OF OPINION LETTER ATTACHED TO THE AGREEMENT AS EXHIBIT G SHALL BE DELETED IN ITS ENTIRETY AND REPLACED BY THE
             ---------
OPINION LETTER ATTACHED HERETO AS EXHIBIT C.
                                  ---------

          7. CONTINUED EFFECT. Except as modified herein, all terms and conditions of the Agreement shall remain in full force and effect, which terms and conditions the Parties hereby ratify and affirm.

          8. COUNTERPARTS; FAX SIGNATURES. To facilitate execution, this First Amendment may be executed in counterparts and by facsimile, and all counterparts shall collectively constitute a single agreement.


                     [THIS SPACE INTENTIONALLY LEFT BLANK]

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          IN WITNESS WHEREOF, the Parties hereto have executed this First
Amendment as of the date first above written.


                              ACQUIRER:

                              ONEMAIN.COM, INC.


                              By:   /s/ Stephen E. Smith
                                    ----------------------------
                                    Name: Stephen E. Smith
                                         -----------------------
                                    Title: Chairman and CEO
                                          ----------------------

                              TARGET:

                              D&E SUPERNET, INC.


                              By:   /s/ Rodney A. Lefever
                                    ----------------------------
                                    Name: Rodney A. Lefever
                                         -----------------------
                                    Title: President
                                          ----------------------


                              TRANSFERORS:

                                /s/ Allon H. Lefever
                              -----------------------------------------
                              Allon H. Lefever

                                /s/ Carlton L. Miller
                              -----------------------------------------
                              Carlton L. Miller

                                /s/ Rodney A. Lefever
                              -----------------------------------------
                              Rodney A. Lefever

                              D&E INVESTMENTS CORP.

                              By:  /s/ Thomas E. Morell
                                 --------------------------------------
                              Name: Thomas E. Morell
                                   ------------------------------------
                              Title: Secretary and Treasurer
                                    -----------------------------------
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                                   EXHIBIT A
                                OPINION LETTER

                                   EXHIBIT B
                   JOINDER TO REGISTRATION RIGHTS AGREEMENT
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                                   EXHIBIT C
                               ESCROW AGREEMENT